EXHIBIT 99.1
                                 ------------

               Computational Materials filed on March 22, 2005

                                                                  Exhibit 99.1


Goldman, Sachs & Co.              INDX 2005-AR6                      Conforming
                           Cut-off-February 1, 2005


Stats

Count: 1,938
Current Balance: $422,422,483
Average Current Balance: $217,968
Gross Weighted Average Coupon:  4.320%
Net Weighted Average Coupon: 3.945%
Original Term: 360
Remaining Term: 359.91
Age: 0.09
Original Loan-to-Value Ratio: 71.39%
Margin: 3.091%
Net Margin: 2.716%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  9.941%
Maximum Interest Rate:   9.941%
Months to Next Roll: 1
FICO Score: 706
Max Zip Code Percentage: 0.501%
Debt-to-Income Ratio:     24.900%


Conforming                                                 Count                Balance            Percent

Conforming                                                 1,938           $422,422,483             100.0%

Total:                                                     1,938           $422,422,483             100.0%



Principal Balance                                          Count                Balance            Percent

Lower than $50,000.00                                          5               $249,523               0.1%
$50,000.01 to $200,000.00                                    848            123,983,884               29.4
$200,000.01 to $350,000.00                                 1,018            272,267,798               64.5
$350,000.01 to $500,000.00                                    65             24,657,228                5.8
$500,000.01 to $650,000.00                                     2              1,264,049                0.3

Total:                                                     1,938           $422,422,483             100.0%



Current Rate                                               Count                Balance            Percent

1.000% to 1.249%                                             346            $74,243,806              17.6%
2.000% to 2.249%                                              71             12,168,405                2.9
4.000% to 4.249%                                              24              6,165,167                1.5
4.250% to 4.499%                                              55             12,379,732                2.9
4.500% to 4.749%                                             242             52,963,114               12.5
4.750% to 4.999%                                             432             99,741,452               23.6
5.000% to 5.249%                                             160             34,876,843                8.3
5.250% to 5.499%                                             120             25,649,046                6.1
5.500% to 5.749%                                             228             49,295,765               11.7
5.750% to 5.999%                                             235             50,293,921               11.9
6.000% to 6.249%                                              18              3,591,365                0.9
6.250% to 6.499%                                               6                829,402                0.2
6.500% to 6.749%                                               1                224,464                0.1

Total:                                                     1,938           $422,422,483             100.0%


Age                                                        Count                Balance            Percent

0                                                          1,838           $396,458,196              93.9%
1                                                             74             19,468,791                4.6
2                                                             19              4,929,512                1.2
3                                                              5              1,081,265                0.3
7                                                              1                194,652                0.0
8                                                              1                290,066                0.1

Total:                                                     1,938           $422,422,483             100.0%



Original Loan-To-Value Ratio                               Count                Balance            Percent

0.001% to 50.000%                                            154            $28,986,107               6.9%
50.001% to 60.000%                                           168             34,368,807                8.1
60.001% to 70.000%                                           377             83,410,509               19.7
70.001% to 75.000%                                           413             94,666,558               22.4
75.001% to 80.000%                                           743            164,852,951               39.0
80.001% to 85.000%                                            27              5,489,057                1.3
85.001% to 90.000%                                            27              5,427,243                1.3
90.001% to 95.000%                                            29              5,221,252                1.2

Total:                                                     1,938           $422,422,483             100.0%



FICO Score                                                 Count                Balance            Percent

Missing                                                        3               $524,011               0.1%
600 to 649                                                   226             50,206,350               11.9
650 to 699                                                   679            151,051,341               35.8
700 to 749                                                   606            131,809,130               31.2
750 to 799                                                   377             79,612,786               18.8
800 to 849                                                    47              9,218,864                2.2

Total:                                                     1,938           $422,422,483             100.0%


States                                                     Count                Balance            Percent

AK                                                             9             $1,901,551               0.5%
AL                                                             3                588,772                0.1
AZ                                                            43              8,123,937                1.9
CA                                                           588            148,965,595               35.3
CO                                                            68             12,853,770                3.0
CT                                                            26              4,880,873                1.2
DC                                                             3                586,988                0.1
DE                                                             2                240,252                0.1
FL                                                           265             50,529,069               12.0
GA                                                            22              3,265,193                0.8
HI                                                            14              4,890,282                1.2
IA                                                             1                156,000                0.0
ID                                                             7              1,195,046                0.3
IL                                                            53             11,749,492                2.8
IN                                                             9              1,191,394                0.3
KS                                                             8              1,435,342                0.3
KY                                                             2                303,732                0.1
LA                                                             9              1,580,682                0.4
MA                                                            50             11,546,052                2.7
MD                                                            38              7,384,926                1.7
ME                                                             3                616,926                0.1
MI                                                            79             14,574,209                3.5
MN                                                            50              9,948,475                2.4
MO                                                            10              1,569,601                0.4
MT                                                             2                274,554                0.1
NC                                                             5                680,838                0.2
NE                                                             7              1,405,686                0.3
NH                                                             3                507,153                0.1
NJ                                                           158             34,870,870                8.3
NM                                                             4                724,111                0.2
NV                                                            69             15,636,004                3.7
NY                                                            73             20,131,893                4.8
OH                                                            23              3,421,252                0.8
OR                                                            18              3,786,832                0.9
PA                                                            30              4,990,725                1.2
RI                                                            17              3,195,023                0.8
SC                                                             8              1,454,051                0.3
SD                                                             1                121,709                0.0
TN                                                             6                859,417                0.2
TX                                                            29              4,962,176                1.2
UT                                                            12              1,603,202                0.4
VA                                                            49             11,589,854                2.7
WA                                                            57             11,374,816                2.7
WI                                                             5                754,156                0.2

Total:                                                     1,938           $422,422,483             100.0%



NegAm Limit                                                Count                Balance            Percent

110%                                                       1,938           $422,422,483             100.0%

Total:                                                     1,938           $422,422,483             100.0%

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                                                   Page 1 of 2

Goldman, Sachs & Co.              INDX 2005-AR6                      Conforming
                           Cut-off-February 1, 2005


Index                                                      Count                Balance            Percent

MTA                                                        1,938           $422,422,483             100.0%

Total:                                                     1,938           $422,422,483             100.0%



Margin                                                     Count                Balance            Percent

1.751% to 2.000%                                               7             $1,816,911               0.4%
2.001% to 2.250%                                              25              6,359,897                1.5
2.251% to 2.500%                                              95             21,981,286                5.2
2.501% to 2.750%                                             477            103,685,629               24.5
2.751% to 3.000%                                             420             97,605,810               23.1
3.001% to 3.250%                                             225             46,489,923               11.0
3.251% to 3.500%                                             128             27,216,508                6.4
3.501% to 3.750%                                             390             83,191,519               19.7
3.751% to 4.000%                                             140             28,847,977                6.8
4.001% to 4.250%                                              19              3,804,421                0.9
4.251% to 4.500%                                              11              1,198,138                0.3
4.501% to 4.750%                                               1                224,464                0.1

Total:                                                     1,938           $422,422,483             100.0%



Max Rate                                                   Count                Balance            Percent

8.500% to 8.999%                                              16             $3,577,794               0.8%
9.000% to 9.499%                                               1                187,318                0.0
9.500% to 9.999%                                           1,921            418,657,370               99.1

Total:                                                     1,938           $422,422,483             100.0%



Months to Roll                                             Count                Balance            Percent

0                                                              6             $1,664,062               0.4%
1                                                          1,506            333,034,314               78.8
2                                                            426             87,724,107               20.8

Total:                                                     1,938           $422,422,483             100.0%



Delinquency in Days                                        Count                Balance            Percent

0                                                          1,938           $422,422,483             100.0%

Total:                                                     1,938           $422,422,483             100.0%



Property Type                                              Count                Balance            Percent

Single Family                                              1,233           $267,404,438              63.3%
Planned Unit Development                                     327             74,081,737               17.5
Condominium                                                  217             42,877,028               10.2
2 Family                                                     104             26,285,397                6.2
Townhouse                                                     34              5,539,508                1.3
4 Family                                                      15              4,248,241                1.0
3 Family                                                       8              1,986,133                0.5

Total:                                                     1,938           $422,422,483             100.0%


Occupancy Code                                             Count                Balance            Percent

Primary                                                    1,740           $385,814,144              91.3%
Investment                                                   154             27,800,569                6.6
Secondary                                                     44              8,807,769                2.1

Total:                                                     1,938           $422,422,483             100.0%



Purpose                                                    Count                Balance            Percent

CashOut                                                    1,211           $269,734,529              63.9%
RateTerm                                                     392             78,476,932               18.6
Purchase                                                     335             74,211,022               17.6

Total:                                                     1,938           $422,422,483             100.0%



Documentation Type                                         Count                Balance            Percent

Fast Forward                                                  71            $13,797,943               3.3%
Full Doc                                                     469             95,795,712               22.7
NINA                                                         405             89,150,769               21.1
Stated Income                                                993            223,678,059               53.0

Total:                                                     1,938           $422,422,483             100.0%



Prepayment Penalty Flag                                    Count                Balance            Percent

N                                                            181            $42,428,535              10.0%
Y                                                          1,757            379,993,947               90.0

Total:                                                     1,938           $422,422,483             100.0%



Prepayment Penalty Term                                    Count                Balance            Percent

0                                                            181            $42,428,535              10.0%
12                                                            91             21,638,396                5.1
24                                                            44              9,945,941                2.4
36                                                         1,622            348,409,610               82.5

Total:                                                     1,938           $422,422,483             100.0%

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              INDX 2005-AR6                      All records
                           Cut-off-February 1, 2005



Stats

Count: 2,600
Current Balance:  $755,215,450
Average Current Balance:   $290,467
Gross Weighted Average Coupon:  4.227%
Net Weighted Average Coupon:  3.852%
Original Term: 360
Remaining Term: 359.88
Age: 0.12
Original Loan-to-Value Ratio:  71.16%
Margin: 3.026%
Net Margin: 2.651%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 9.937%
Maximum Interest Rate:  9.937%
Months to Next Roll: 1
FICO Score: 705
Max Zip Code Percentage:  0.374%
Debt-to-Income Ratio:  25.662%



Conforming                                                 Count                Balance            Percent

Conforming                                                 1,938           $422,422,483              55.9%
Jumbo                                                        662            332,792,967               44.1

Total:                                                     2,600           $755,215,450             100.0%



Principal Balance                                          Count                Balance            Percent

Lower than $50,000.00                                          5               $249,523               0.0%
$50,000.01 to $200,000.00                                    848            123,983,884               16.4
$200,000.01 to $350,000.00                                 1,018            272,267,798               36.1
$350,000.01 to $500,000.00                                   501            208,644,184               27.6
$500,000.01 to $650,000.00                                   172             97,692,086               12.9
$650,000.01 to $800,000.00                                    26             18,887,071                2.5
$800,000.01 to $950,000.00                                    15             13,248,479                1.8
$950,000.01 to $1,100,000.00                                   7              6,979,714                0.9
$1,250,000.01 to $1,400,000.00                                 2              2,691,676                0.4
$1,400,000.01 to $1,550,000.00                                 1              1,446,545                0.2
$1,550,000.01 to $1,700,000.00                                 1              1,667,350                0.2
$1,700,000.01 to $1,850,000.00                                 2              3,516,912                0.5
$1,850,000.01 to $2,000,000.00                                 1              1,868,000                0.2
$2,000,000.01 to $2,150,000.00                                 1              2,072,229                0.3

Total:                                                     2,600           $755,215,450             100.0%

Current Rate                                               Count                Balance            Percent

1.000% to 1.249%                                             481           $143,441,358              19.0%
2.000% to 2.249%                                              75             14,125,905                1.9
4.000% to 4.249%                                              43             17,298,836                2.3
4.250% to 4.499%                                              96             36,104,650                4.8
4.500% to 4.749%                                             344            107,095,463               14.2
4.750% to 4.999%                                             618            190,207,186               25.2
5.000% to 5.249%                                             198             53,474,740                7.1
5.250% to 5.499%                                             151             40,479,191                5.4
5.500% to 5.749%                                             283             74,725,550                9.9
5.750% to 5.999%                                             285             73,231,760                9.7
6.000% to 6.249%                                              19              3,976,944                0.5
6.250% to 6.499%                                               6                829,402                0.1
6.500% to 6.749%                                               1                224,464                0.0

Total:                                                     2,600           $755,215,450             100.0%



Age                                                        Count                Balance            Percent

0                                                          2,449           $698,825,445              92.5%
1                                                            113             42,381,778                5.6
2                                                             23              6,680,849                0.9
3                                                              8              2,232,405                0.3
4                                                              3              3,066,084                0.4
5                                                              1                565,508                0.1
7                                                              1                194,652                0.0
8                                                              1                290,066                0.0
9                                                              1                978,662                0.1

Total:                                                     2,600           $755,215,450             100.0%



Original Loan-To-Value Ratio                               Count                Balance            Percent

0.001% to 50.000%                                            185            $48,792,482               6.5%
50.001% to 60.000%                                           221             60,027,138                7.9
60.001% to 70.000%                                           534            173,496,952               23.0
70.001% to 75.000%                                           541            156,095,815               20.7
75.001% to 80.000%                                         1,033            299,372,560               39.6
80.001% to 85.000%                                            30              6,782,007                0.9
85.001% to 90.000%                                            27              5,427,243                0.7
90.001% to 95.000%                                            29              5,221,252                0.7

Total:                                                     2,600           $755,215,450             100.0%



FICO Score                                                 Count                Balance            Percent

Missing                                                        4               $924,259               0.1%
600 to 649                                                   300             85,168,707               11.3
650 to 699                                                   940            288,221,247               38.2
700 to 749                                                   801            228,219,821               30.2
750 to 799                                                   504            141,654,053               18.8
800 to 849                                                    51             11,027,363                1.5

Total:                                                     2,600           $755,215,450             100.0%


States                                                     Count                Balance            Percent

AK                                                             9             $1,901,551               0.3%
AL                                                             3                588,772                0.1
AZ                                                            52             12,667,267                1.7
CA                                                           967            338,826,935               44.9
CO                                                            84             20,626,893                2.7
CT                                                            37             11,205,360                1.5
DC                                                             9              3,232,124                0.4
DE                                                             3                694,652                0.1
FL                                                           317             77,166,521               10.2
GA                                                            24              4,109,177                0.5
HI                                                            17              7,523,939                1.0
IA                                                             1                156,000                0.0
ID                                                             7              1,195,046                0.2
IL                                                            66             18,052,056                2.4
IN                                                            10              1,624,160                0.2
KS                                                             8              1,435,342                0.2
KY                                                             2                303,732                0.0
LA                                                             9              1,580,682                0.2
MA                                                            60             16,384,785                2.2
MD                                                            48             12,236,227                1.6
ME                                                             3                616,926                0.1
MI                                                            82             15,832,939                2.1
MN                                                            54             12,194,111                1.6
MO                                                            11              2,148,219                0.3
MT                                                             2                274,554                0.0
NC                                                             6              1,090,858                0.1
NE                                                             7              1,405,686                0.2
NH                                                             4                866,295                0.1
NJ                                                           203             56,907,187                7.5
NM                                                             5              1,156,678                0.2
NV                                                            82             22,229,394                2.9
NY                                                           107             38,002,757                5.0
OH                                                            26              4,633,487                0.6
OR                                                            18              3,786,832                0.5
PA                                                            31              5,419,202                0.7
RI                                                            18              3,633,975                0.5
SC                                                            13              4,325,699                0.6
SD                                                             1                121,709                0.0
TN                                                             7              1,248,388                0.2
TX                                                            32              7,033,728                0.9
UT                                                            13              2,192,794                0.3
VA                                                            73             23,121,088                3.1
WA                                                            63             14,198,780                1.9
WI                                                             6              1,262,941                0.2

Total:                                                     2,600           $755,215,450             100.0%



NegAm Limit                                                Count                Balance            Percent

110%                                                       2,600           $755,215,450             100.0%

Total:                                                     2,600           $755,215,450             100.0%



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              INDX 2005-AR6                      All records
                           Cut-off-February 1, 2005


Index                                                      Count                Balance            Percent

MTA                                                        2,600           $755,215,450             100.0%

Total:                                                     2,600           $755,215,450             100.0%



Margin                                                     Count                Balance            Percent

1.751% to 2.000%                                              14             $5,536,492               0.7%
2.001% to 2.250%                                              42             16,512,289                2.2
2.251% to 2.500%                                             161             58,156,433                7.7
2.501% to 2.750%                                             662            202,280,555               26.8
2.751% to 3.000%                                             583            176,754,015               23.4
3.001% to 3.250%                                             275             70,623,449                9.4
3.251% to 3.500%                                             161             42,726,302                5.7
3.501% to 3.750%                                             504            136,351,934               18.1
3.751% to 4.000%                                             165             40,098,880                5.3
4.001% to 4.250%                                              20              4,189,999                0.6
4.251% to 4.500%                                              11              1,198,138                0.2
4.501% to 4.750%                                               2                786,964                0.1

Total:                                                     2,600           $755,215,450             100.0%



Max Rate                                                   Count                Balance            Percent

8.500% to 8.999%                                              29             $9,440,050               1.2%
9.000% to 9.499%                                               1                187,318                0.0
9.500% to 9.999%                                           2,570            745,588,082               98.7

Total:                                                     2,600           $755,215,450             100.0%



Months to Roll                                             Count                Balance            Percent

0                                                             14             $5,998,733               0.8%
1                                                          2,020            589,895,913               78.1
2                                                            566            159,320,804               21.1

Total:                                                     2,600           $755,215,450             100.0%



Delinquency in Days                                        Count                Balance            Percent

0                                                          2,600           $755,215,450             100.0%

Total:                                                     2,600           $755,215,450             100.0%



Property Type                                              Count                Balance            Percent

Single Family                                              1,703           $501,290,531              66.4%
Planned Unit Development                                     453            140,196,237               18.6
Condominium                                                  263             64,665,278                8.6
2 Family                                                     121             35,735,963                4.7
Townhouse                                                     36              6,530,565                0.9
4 Family                                                      15              4,248,241                0.6
3 Family                                                       9              2,548,633                0.3

Total:                                                     2,600           $755,215,450             100.0%


Occupancy Code                                             Count                Balance            Percent

Primary                                                    2,385           $709,946,483              94.0%
Investment                                                   160             30,713,185                4.1
Secondary                                                     55             14,555,781                1.9

Total:                                                     2,600           $755,215,450             100.0%



Purpose                                                    Count                Balance            Percent

CashOut                                                    1,622           $470,586,129              62.3%
Purchase                                                     494            152,955,862               20.3
RateTerm                                                     484            131,673,459               17.4

Total:                                                     2,600           $755,215,450             100.0%



Documentation Type                                         Count                Balance            Percent

Fast Forward                                                  85            $20,125,172               2.7%
Full Doc                                                     551            137,932,414               18.3
NINA                                                         532            148,879,562               19.7
Stated Income                                              1,432            448,278,303               59.4

Total:                                                     2,600           $755,215,450             100.0%



Prepayment Penalty Flag                                    Count                Balance            Percent

N                                                            290           $101,829,559              13.5%
Y                                                          2,310            653,385,890               86.5

Total:                                                     2,600           $755,215,450             100.0%



Prepayment Penalty Term                                    Count                Balance            Percent

0                                                            290           $101,829,559              13.5%
12                                                           148             49,042,416                6.5
24                                                            73             24,228,997                3.2
36                                                         2,089            580,114,477               76.8

Total:                                                     2,600           $755,215,450             100.0%


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              INDX 2005-AR6                           JUMBO
                           Cut-off-February 1, 2005



Stats

Count: 662
Current Balance:  $332,792,967
Average Current Balance:  $502,708
Gross Weighted Average Coupon:  4.110%
Net Weighted Average Coupon:  3.735%
Original Term: 360
Remaining Term: 359.84
Age: 0.16
Original Loan-to-Value Ratio: 70.88%
Margin: 2.942%
Net Margin: 2.567%
Non-Zero Initial Periodic Cap:   0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 9.932%
Maximum Interest Rate:  9.932%
Months to Next Roll: 1
FICO Score: 704
Max Zip Code Percentage:  0.728%
Debt-to-Income Ratio:  26.629%



Conforming                                                 Count                Balance            Percent

Jumbo                                                        662           $332,792,967             100.0%

Total:                                                       662           $332,792,967             100.0%



Principal Balance                                          Count                Balance            Percent

$350,000.01 to $500,000.00                                   436           $183,986,956              55.3%
$500,000.01 to $650,000.00                                   170             96,428,037               29.0
$650,000.01 to $800,000.00                                    26             18,887,071                5.7
$800,000.01 to $950,000.00                                    15             13,248,479                4.0
$950,000.01 to $1,100,000.00                                   7              6,979,714                2.1
$1,250,000.01 to $1,400,000.00                                 2              2,691,676                0.8
$1,400,000.01 to $1,550,000.00                                 1              1,446,545                0.4
$1,550,000.01 to $1,700,000.00                                 1              1,667,350                0.5
$1,700,000.01 to $1,850,000.00                                 2              3,516,912                1.1
$1,850,000.01 to $2,000,000.00                                 1              1,868,000                0.6
$2,000,000.01 to $2,150,000.00                                 1              2,072,229                0.6

Total:                                                       662           $332,792,967             100.0%


Current Rate                                               Count                Balance            Percent

1.000% to 1.249%                                             135            $69,197,552              20.8%
2.000% to 2.249%                                               4              1,957,500                0.6
4.000% to 4.249%                                              19             11,133,669                3.3
4.250% to 4.499%                                              41             23,724,918                7.1
4.500% to 4.749%                                             102             54,132,349               16.3
4.750% to 4.999%                                             186             90,465,734               27.2
5.000% to 5.249%                                              38             18,597,897                5.6
5.250% to 5.499%                                              31             14,830,146                4.5
5.500% to 5.749%                                              55             25,429,785                7.6
5.750% to 5.999%                                              50             22,937,839                6.9
6.000% to 6.249%                                               1                385,579                0.1

Total:                                                       662           $332,792,967             100.0%



Age                                                        Count                Balance            Percent

0                                                            611           $302,367,249              90.9%
1                                                             39             22,912,987                6.9
2                                                              4              1,751,337                0.5
3                                                              3              1,151,139                0.3
4                                                              3              3,066,084                0.9
5                                                              1                565,508                0.2
9                                                              1                978,662                0.3

Total:                                                       662           $332,792,967             100.0%



Original Loan-To-Value                                     Count                Balance            Percent
Ratio

0.001% to 50.000%                                             31            $19,806,375               6.0%
50.001% to 60.000%                                            53             25,658,332                7.7
60.001% to 70.000%                                           157             90,086,443               27.1
70.001% to 75.000%                                           128             61,429,257               18.5
75.001% to 80.000%                                           290            134,519,609               40.4
80.001% to 85.000%                                             3              1,292,950                0.4

Total:                                                       662           $332,792,967             100.0%



FICO Score                                                 Count                Balance            Percent

Missing                                                        1               $400,248               0.1%
600 to 649                                                    74             34,962,357               10.5
650 to 699                                                   261            137,169,905               41.2
700 to 749                                                   195             96,410,691               29.0
750 to 799                                                   127             62,041,267               18.6
800 to 849                                                     4              1,808,499                0.5

Total:                                                       662           $332,792,967             100.0%


States                                                     Count                Balance            Percent

AZ                                                             9             $4,543,330               1.4%
CA                                                           379            189,861,340               57.1
CO                                                            16              7,773,123                2.3
CT                                                            11              6,324,487                1.9
DC                                                             6              2,645,137                0.8
DE                                                             1                454,400                0.1
FL                                                            52             26,637,452                8.0
GA                                                             2                843,984                0.3
HI                                                             3              2,633,658                0.8
IL                                                            13              6,302,564                1.9
IN                                                             1                432,766                0.1
MA                                                            10              4,838,734                1.5
MD                                                            10              4,851,301                1.5
MI                                                             3              1,258,730                0.4
MN                                                             4              2,245,636                0.7
MO                                                             1                578,618                0.2
NC                                                             1                410,021                0.1
NH                                                             1                359,142                0.1
NJ                                                            45             22,036,317                6.6
NM                                                             1                432,567                0.1
NV                                                            13              6,593,391                2.0
NY                                                            34             17,870,864                5.4
OH                                                             3              1,212,235                0.4
PA                                                             1                428,476                0.1
RI                                                             1                438,951                0.1
SC                                                             5              2,871,648                0.9
TN                                                             1                388,971                0.1
TX                                                             3              2,071,552                0.6
UT                                                             1                589,592                0.2
VA                                                            24             11,531,233                3.5
WA                                                             6              2,823,965                0.8
WI                                                             1                508,785                0.2

Total:                                                       662           $332,792,967             100.0%



NegAm Limit                                                Count                Balance            Percent

110%                                                         662           $332,792,967             100.0%

Total:                                                       662           $332,792,967             100.0%



Index                                                      Count                Balance            Percent

MTA                                                          662           $332,792,967             100.0%

Total:                                                       662           $332,792,967             100.0%



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              INDX 2005-AR6                           JUMBO
                           Cut-off-February 1, 2005


Margin                                                     Count                Balance            Percent

1.751% to 2.000%                                               7             $3,719,581               1.1%
2.001% to 2.250%                                              17             10,152,392                3.1
2.251% to 2.500%                                              66             36,175,147               10.9
2.501% to 2.750%                                             185             98,594,926               29.6
2.751% to 3.000%                                             163             79,148,205               23.8
3.001% to 3.250%                                              50             24,133,525                7.3
3.251% to 3.500%                                              33             15,509,794                4.7
3.501% to 3.750%                                             114             53,160,415               16.0
3.751% to 4.000%                                              25             11,250,903                3.4
4.001% to 4.250%                                               1                385,579                0.1
4.501% to 4.750%                                               1                562,500                0.2

Total:                                                       662           $332,792,967             100.0%



Max Rate                                                   Count                Balance            Percent

8.500% to 8.999%                                              13             $5,862,256               1.8%
9.500% to 9.999%                                             649            326,930,711               98.2

Total:                                                       662           $332,792,967             100.0%



Months to Roll                                             Count                Balance            Percent

0                                                              8             $4,334,671               1.3%
1                                                            514            256,861,599               77.2
2                                                            140             71,596,697               21.5

Total:                                                       662           $332,792,967             100.0%



Delinquency in Days                                        Count                Balance            Percent

0                                                            662           $332,792,967             100.0%

Total:                                                       662           $332,792,967             100.0%



Property Type                                              Count                Balance            Percent

Single Family                                                470           $233,886,093              70.3%
Planned Unit Development                                     126             66,114,500               19.9
Condominium                                                   46             21,788,250                6.5
2 Family                                                      17              9,450,567                2.8
Townhouse                                                      2                991,057                0.3
3 Family                                                       1                562,500                0.2

Total:                                                       662           $332,792,967             100.0%



Occupancy Code                                             Count                Balance            Percent

Primary                                                      645           $324,132,339              97.4%
Secondary                                                     11              5,748,012                1.7
Investment                                                     6              2,912,616                0.9

Total:                                                       662           $332,792,967             100.0%


Purpose                                                    Count                Balance            Percent

CashOut                                                      411           $200,851,600              60.4%
Purchase                                                     159             78,744,840               23.7
RateTerm                                                      92             53,196,527               16.0

Total:                                                       662           $332,792,967             100.0%



Documentation Type                                         Count                Balance            Percent

Fast Forward                                                  14             $6,327,229               1.9%
Full Doc                                                      82             42,136,702               12.7
NINA                                                         127             59,728,792               17.9
Stated Income                                                439            224,600,244               67.5

Total:                                                       662           $332,792,967             100.0%



Prepayment Penalty Flag                                    Count                Balance            Percent

N                                                            109            $59,401,024              17.8%
Y                                                            553            273,391,943               82.2

Total:                                                       662           $332,792,967             100.0%



Prepayment Penalty Term                                    Count                Balance            Percent

0                                                            109            $59,401,024              17.8%
12                                                            57             27,404,020                8.2
24                                                            29             14,283,056                4.3
36                                                           467            231,704,867               69.6

Total:                                                       662           $332,792,967             100.0%



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

INDX 05-AR6
Group 2 Senior Effective WAC Cap

Assumptions:
MTA and 1M Libor spike to 20%
50% CPR

Distribution Date

25-May-05         10.48520%
25-Jun-05         10.46838%
25-Jul-05         10.44977%
25-Aug-05         10.43470%
25-Sep-05         10.41832%
25-Oct-05         10.39897%
25-Nov-05         10.38640%
25-Dec-05         10.36657%
25-Jan-06         10.35560%
25-Feb-06         10.34060%
25-Mar-06         10.30721%
25-Apr-06         10.31140%
25-May-06         10.29041%
25-Jun-06         10.28319%
25-Jul-06         10.26176%
25-Aug-06         10.25593%
25-Sep-06         10.24265%
25-Oct-06         10.22057%
25-Nov-06         10.21674%
25-Dec-06         10.19424%
25-Jan-07         10.19313%
25-Feb-07         10.18239%
25-Mar-07         10.13672%
25-Apr-07         10.16165%
25-May-07         10.14001%
25-Jun-07         10.14181%
25-Jul-07         10.11994%
25-Aug-07         10.12292%
25-Sep-07         10.11414%
25-Oct-07         10.09288%
25-Nov-07         10.09805%
25-Dec-07         10.07721%
25-Jan-08         10.08377%
25-Feb-08         10.07681%
25-Mar-08         10.04032%
25-Apr-08         10.06323%
25-May-08         10.04334%
25-Jun-08         10.05301%
25-Jul-08         10.03297%
25-Aug-08         10.04316%
25-Sep-08         10.03838%
25-Oct-08         10.50000%
25-Nov-08         10.50000%
25-Dec-08         10.50000%
25-Jan-09         10.50000%
25-Feb-09         10.50000%
25-Mar-09         10.50000%
25-Apr-09         10.50000%
25-May-09         10.50000%
25-Jun-09         10.50000%
25-Jul-09         10.50000%
25-Aug-09         10.50000%
25-Sep-09         10.50000%
25-Oct-09         10.50000%
25-Nov-09         10.50000%
25-Dec-09         10.50000%
25-Jan-10         10.50000%
25-Feb-10         10.50000%
25-Mar-10         10.50000%
25-Apr-10         10.50000%
25-May-10         10.50000%
25-Jun-10         10.50000%
25-Jul-10         10.50000%
25-Aug-10         10.50000%
25-Sep-10         10.50000%
25-Oct-10         10.50000%
25-Nov-10         10.50000%
25-Dec-10         10.50000%
25-Jan-11         10.50000%
25-Feb-11         10.50000%
25-Mar-11         10.50000%
25-Apr-11         10.50000%
25-May-11         10.50000%
25-Jun-11         10.50000%
25-Jul-11         10.50000%
25-Aug-11         10.50000%
25-Sep-11         10.50000%
25-Oct-11         10.50000%
25-Nov-11         10.50000%
25-Dec-11         10.50000%
25-Jan-12         10.50000%
25-Feb-12         10.50000%
25-Mar-12         10.50000%
25-Apr-12         10.50000%
25-May-12         10.50000%
25-Jun-12         10.50000%
25-Jul-12         10.50000%
25-Aug-12         10.50001%
25-Sep-12         10.50000%
25-Oct-12         10.50000%
25-Nov-12         10.50000%
25-Dec-12         10.49999%
25-Jan-13         10.50000%
25-Feb-13         10.50000%
25-Mar-13         10.49999%
25-Apr-13         10.50000%
25-May-13         10.50000%
25-Jun-13         10.50000%
25-Jul-13         10.50001%
25-Aug-13         10.50001%
25-Sep-13         10.50000%
25-Oct-13         10.50000%
25-Nov-13         10.50000%
25-Dec-13         10.50001%
25-Jan-14         10.50001%
25-Feb-14         10.50001%
25-Mar-14         10.50002%
25-Apr-14         10.50001%
25-May-14         10.50000%
25-Jun-14         10.49999%
25-Jul-14         10.50000%
25-Aug-14         10.49999%
25-Sep-14         10.50001%
25-Oct-14         10.49999%
25-Nov-14         10.50000%
25-Dec-14         10.50001%
25-Jan-15         10.50001%
25-Feb-15         10.49999%
25-Mar-15         10.50004%
25-Apr-15         10.50002%
25-May-15         10.50002%
25-Jun-15         10.49999%
25-Jul-15         10.49997%
25-Aug-15         10.50001%
25-Sep-15          9.24472%
25-Oct-15          9.55284%
25-Nov-15          9.24472%
25-Dec-15          9.55289%
25-Jan-16          9.24478%
25-Feb-16          9.24468%
25-Mar-16          9.88236%
25-Apr-16          9.24473%
25-May-16          9.55281%
25-Jun-16          9.24465%
25-Jul-16          9.55283%
25-Aug-16          9.24478%
25-Sep-16          9.24469%
25-Oct-16          9.55290%
25-Nov-16          9.24464%
25-Dec-16          9.55286%
25-Jan-17          9.24485%
25-Feb-17          9.24466%
25-Mar-17         10.23515%
25-Apr-17          9.24472%
25-May-17          9.55277%
25-Jun-17          9.24458%
25-Jul-17          9.55296%
25-Aug-17          9.24460%
25-Sep-17          9.24463%
25-Oct-17          9.55290%
25-Nov-17          9.24458%
25-Dec-17          9.55274%
25-Jan-18          9.24483%
25-Feb-18          9.24488%
25-Mar-18         10.23498%
25-Apr-18          9.24446%
25-May-18          9.55291%
25-Jun-18          9.24478%
25-Jul-18          9.55276%
25-Aug-18          9.24475%
25-Sep-18          9.24462%
25-Oct-18          9.55326%
25-Nov-18          9.24464%
25-Dec-18          9.55271%
25-Jan-19          9.24491%
25-Feb-19          9.24491%
25-Mar-19         10.23557%
25-Apr-19          9.24489%
25-May-19          9.55294%
25-Jun-19          9.24397%
25-Jul-19          9.55263%
25-Aug-19          9.24549%
25-Sep-19          9.24465%
25-Oct-19          9.55311%
25-Nov-19          9.24492%
25-Dec-19          9.55345%
25-Jan-20          9.24387%
25-Feb-20          9.24408%
25-Mar-20          9.88270%
25-Apr-20          9.24403%
25-May-20          9.55260%
25-Jun-20          9.24492%
25-Jul-20          9.55155%
25-Aug-20          9.24621%
25-Sep-20          9.24447%
25-Oct-20          9.55268%
25-Nov-20          9.24359%
25-Dec-20          9.55470%
25-Jan-21          9.24714%
25-Feb-21          9.24406%
25-Mar-21         10.23616%
25-Apr-21          9.24389%
25-May-21          9.55262%
25-Jun-21          9.24183%
25-Jul-21          9.55442%
25-Aug-21          9.24276%
25-Sep-21          9.24683%
25-Oct-21          9.55481%
25-Nov-21          9.24333%
25-Dec-21          9.55269%
25-Jan-22          9.24718%
25-Feb-22          9.24706%
25-Mar-22         10.23654%
25-Apr-22          9.24568%
25-May-22          9.54901%
25-Jun-22          9.24157%
25-Jul-22          9.54986%
25-Aug-22          9.24376%
25-Sep-22          9.25021%
25-Oct-22          9.55060%
25-Nov-22          9.24316%
25-Dec-22          9.55200%
25-Jan-23          9.23401%
25-Feb-23          9.24133%
25-Mar-23         10.23243%
25-Apr-23          9.23754%
25-May-23          9.55346%
25-Jun-23          9.25226%
25-Jul-23          9.55030%
25-Aug-23          9.23361%
25-Sep-23          9.25045%
25-Oct-23          9.56342%
25-Nov-23          9.24693%
25-Dec-23          9.53381%
25-Jan-24          9.24685%
25-Feb-24          9.26179%
25-Mar-24          9.87896%
25-Apr-24          9.24656%
25-May-24          9.55762%
25-Jun-24          9.21542%
25-Jul-24          9.52510%
25-Aug-24          9.26661%
25-Sep-24          9.24021%
25-Oct-24          9.52691%
25-Nov-24          9.20900%
25-Dec-24          9.57565%
25-Jan-25          9.23741%
25-Feb-25          9.22671%
25-Mar-25         10.23134%
25-Apr-25          9.28867%
25-May-25          9.53823%
25-Jun-25          9.20545%
25-Jul-25          9.61442%
25-Aug-25          9.28961%
25-Sep-25          9.23454%
25-Oct-25          9.54109%
25-Nov-25          9.30144%
25-Dec-25          9.53222%
25-Jan-26          9.22140%
25-Feb-26          9.30790%
25-Mar-26         10.21739%
25-Apr-26          9.24805%
25-May-26          9.53664%
25-Jun-26          9.17028%
25-Jul-26          9.54858%
25-Aug-26          9.28274%
25-Sep-26          9.08836%
25-Oct-26          9.56796%
25-Nov-26          9.18379%
25-Dec-26          9.61417%
25-Jan-27          9.13785%
25-Feb-27          9.19007%
25-Mar-27         10.52516%
25-Apr-27          9.50838%
25-May-27          9.43231%
25-Jun-27          9.01903%
25-Jul-27          9.54907%
25-Aug-27          9.04048%
25-Sep-27          9.20963%
25-Oct-27          9.67742%
25-Nov-27          8.99838%
25-Dec-27          9.37500%
25-Jan-28          9.12157%
25-Feb-28          9.13443%
25-Mar-28         10.42592%
25-Apr-28          9.03457%
25-May-28          9.20716%
25-Jun-28          9.51877%
25-Jul-28         10.51095%
25-Aug-28          9.06550%
25-Sep-28          9.69358%
25-Oct-28          9.63426%
25-Nov-28          9.97291%
25-Dec-28          9.79592%
25-Jan-29          8.87449%
25-Feb-29          9.49653%
25-Mar-29         11.25000%
25-Apr-29         10.88224%
25-May-29         10.31519%
25-Jun-29         10.68672%
25-Jul-29          9.86842%
25-Aug-29         10.22263%
25-Sep-29         10.95557%
25-Oct-29         12.14575%
25-Nov-29         12.59534%
25-Dec-29         11.16279%
25-Jan-30          8.68796%
25-Feb-30          9.31516%
25-Mar-30         11.08374%
25-Apr-30         10.71960%
25-May-30         11.92053%
25-Jun-30         12.39812%
25-Jul-30          9.16031%
25-Aug-30          9.51877%
25-Sep-30         10.23163%
25-Oct-30         11.37441%
25-Nov-30         11.84990%
25-Dec-30         13.18681%
25-Jan-31         13.74308%
25-Feb-31         14.79351%
25-Mar-31          8.80626%
25-Apr-31          8.60215%
25-May-31          9.60000%
25-Jun-31         10.01112%
25-Jul-31         11.11111%
25-Aug-31         11.61290%
25-Sep-31         12.62272%


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimatelyoffered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultationwith their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonablenessof such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, andthis material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed withinthe Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertainto securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materialis current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included inthe final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                             Goldman, Sachs & Co.
                                 INDX 2005-AR6
                          Cut-off - February 1, 2005
                                  All records


Selection Criteria: All records
Table of Contents

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term



1. Stats

Count: 2,600
Current Balance: $755,215,450
Average Current Balance: $290,467
Gross Weighted Average Coupon: 4.227%
Net Weighted Average Coupon: 3.852%
Original Term: 360
Remaining Term: 359.88
Age: 0.12
Original Loan-to-Value Ratio: 71.16%
Margin: 3.026%
Net Margin: 2.651%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 9.937%
Maximum Interest Rate: 9.937%
Months to Next Roll: 1
FICO Score: 705
Max Zip Code Percentage: 0.374%
Debt-to-Income Ratio: 25.662%

2. Conforming

Conforming                                                       Count                  Balance                    Percent
Conforming                                                       1,938             $422,422,483                     55.90%
Jumbo                                                              662              332,792,967                       44.1
Total:                                                           2,600             $755,215,450                    100.00%



3. Principal Balance

Principal Balance                                                Count                  Balance                    Percent
Lower than $50,000.00                                                5                 $249,523                      0.00%
$50,000.01 to $200,000.00                                          848              123,983,884                       16.4
$200,000.01 to $350,000.00                                       1,018              272,267,798                       36.1
$350,000.01 to $500,000.00                                         501              208,644,184                       27.6
$500,000.01 to $650,000.00                                         172               97,692,086                       12.9
$650,000.01 to $800,000.00                                          26               18,887,071                        2.5
$800,000.01 to $950,000.00                                          15               13,248,479                        1.8
$950,000.01 to $1,100,000.00                                         7                6,979,714                        0.9
$1,250,000.01 to $1,400,000.00                                       2                2,691,676                        0.4
$1,400,000.01 to $1,550,000.00                                       1                1,446,545                        0.2
$1,550,000.01 to $1,700,000.00                                       1                1,667,350                        0.2
$1,700,000.01 to $1,850,000.00                                       2                3,516,912                        0.5
$1,850,000.01 to $2,000,000.00                                       1                1,868,000                        0.2
$2,000,000.01 to $2,150,000.00                                       1                2,072,229                        0.3
Total:                                                           2,600             $755,215,450                    100.00%



4. Current Rate

Current Rate                                                     Count                  Balance                    Percent
1.000% to 1.249%                                                   481             $143,441,358                     19.00%
2.000% to 2.249%                                                    75               14,125,905                        1.9
4.000% to 4.249%                                                    43               17,298,836                        2.3
4.250% to 4.499%                                                    96               36,104,650                        4.8
4.500% to 4.749%                                                   344              107,095,463                       14.2
4.750% to 4.999%                                                   618              190,207,186                       25.2
5.000% to 5.249%                                                   198               53,474,740                        7.1
5.250% to 5.499%                                                   151               40,479,191                        5.4
5.500% to 5.749%                                                   283               74,725,550                        9.9
5.750% to 5.999%                                                   285               73,231,760                        9.7
6.000% to 6.249%                                                    19                3,976,944                        0.5
6.250% to 6.499%                                                     6                  829,402                        0.1
6.500% to 6.749%                                                     1                  224,464                          0
Total:                                                           2,600             $755,215,450                    100.00%





5. Age

Age                                                              Count                  Balance                    Percent
0                                                                2,449             $698,825,445                     92.50%
1                                                                  113               42,381,778                        5.6
2                                                                   23                6,680,849                        0.9
3                                                                    8                2,232,405                        0.3
4                                                                    3                3,066,084                        0.4
5                                                                    1                  565,508                        0.1
7                                                                    1                  194,652                          0
8                                                                    1                  290,066                          0
9                                                                    1                  978,662                        0.1
Total:                                                           2,600             $755,215,450                    100.00%



6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio                                     Count                  Balance                    Percent
0.001% to 50.000%                                                  185              $48,792,482                      6.50%
50.001% to 60.000%                                                 221               60,027,138                        7.9
60.001% to 70.000%                                                 534              173,496,952                         23
70.001% to 75.000%                                                 541              156,095,815                       20.7
75.001% to 80.000%                                               1,033              299,372,560                       39.6
80.001% to 85.000%                                                  30                6,782,007                        0.9
85.001% to 90.000%                                                  27                5,427,243                        0.7
90.001% to 95.000%                                                  29                5,221,252                        0.7
Total:                                                           2,600             $755,215,450                    100.00%



7. FICO Score

FICO Score                                                       Count                  Balance                    Percent
Missing                                                              4                 $924,259                      0.10%
600 to 649                                                         300               85,168,707                       11.3
650 to 699                                                         940              288,221,247                       38.2
700 to 749                                                         801              228,219,821                       30.2
750 to 799                                                         504              141,654,053                       18.8
800 to 849                                                          51               11,027,363                        1.5
Total:                                                           2,600             $755,215,450                    100.00%




8. States

States                                                           Count                  Balance                    Percent
AK                                                                   9               $1,901,551                      0.30%
AL                                                                   3                  588,772                        0.1
AZ                                                                  52               12,667,267                        1.7
CA                                                                 967              338,826,935                       44.9
CO                                                                  84               20,626,893                        2.7
CT                                                                  37               11,205,360                        1.5
DC                                                                   9                3,232,124                        0.4
DE                                                                   3                  694,652                        0.1
FL                                                                 317               77,166,521                       10.2
GA                                                                  24                4,109,177                        0.5
HI                                                                  17                7,523,939                          1
IA                                                                   1                  156,000                          0
ID                                                                   7                1,195,046                        0.2
IL                                                                  66               18,052,056                        2.4
IN                                                                  10                1,624,160                        0.2
KS                                                                   8                1,435,342                        0.2
KY                                                                   2                  303,732                          0
LA                                                                   9                1,580,682                        0.2
MA                                                                  60               16,384,785                        2.2
MD                                                                  48               12,236,227                        1.6
ME                                                                   3                  616,926                        0.1
MI                                                                  82               15,832,939                        2.1
MN                                                                  54               12,194,111                        1.6
MO                                                                  11                2,148,219                        0.3
MT                                                                   2                  274,554                          0
NC                                                                   6                1,090,858                        0.1
NE                                                                   7                1,405,686                        0.2
NH                                                                   4                  866,295                        0.1
NJ                                                                 203               56,907,187                        7.5
NM                                                                   5                1,156,678                        0.2
NV                                                                  82               22,229,394                        2.9
NY                                                                 107               38,002,757                          5
OH                                                                  26                4,633,487                        0.6
OR                                                                  18                3,786,832                        0.5
PA                                                                  31                5,419,202                        0.7
RI                                                                  18                3,633,975                        0.5
SC                                                                  13                4,325,699                        0.6
SD                                                                   1                  121,709                          0
TN                                                                   7                1,248,388                        0.2
TX                                                                  32                7,033,728                        0.9
UT                                                                  13                2,192,794                        0.3
VA                                                                  73               23,121,088                        3.1
WA                                                                  63               14,198,780                        1.9
WI                                                                   6                1,262,941                        0.2
Total:                                                           2,600             $755,215,450                    100.00%





9. NegAm Limit

NegAm Limit                                                      Count                  Balance                    Percent
110%                                                             2,600             $755,215,450                    100.00%
Total:                                                           2,600             $755,215,450                    100.00%



10. Index

Index                                                            Count                  Balance                    Percent
MTA                                                              2,600             $755,215,450                    100.00%
Total:                                                           2,600             $755,215,450                    100.00%



11. Margin

Margin                                                           Count                  Balance                    Percent
1.751% to 2.000%                                                    14               $5,536,492                      0.70%
2.001% to 2.250%                                                    42               16,512,289                        2.2
2.251% to 2.500%                                                   161               58,156,433                        7.7
2.501% to 2.750%                                                   662              202,280,555                       26.8
2.751% to 3.000%                                                   583              176,754,015                       23.4
3.001% to 3.250%                                                   275               70,623,449                        9.4
3.251% to 3.500%                                                   161               42,726,302                        5.7
3.501% to 3.750%                                                   504              136,351,934                       18.1
3.751% to 4.000%                                                   165               40,098,880                        5.3
4.001% to 4.250%                                                    20                4,189,999                        0.6
4.251% to 4.500%                                                    11                1,198,138                        0.2
4.501% to 4.750%                                                     2                  786,964                        0.1
Total:                                                           2,600             $755,215,450                    100.00%



12. Max Rate

Max Rate                                                         Count                  Balance                    Percent
8.500% to 8.999%                                                    29               $9,440,050                      1.20%
9.000% to 9.499%                                                     1                  187,318                          0
9.500% to 9.999%                                                 2,570              745,588,082                       98.7
Total:                                                           2,600             $755,215,450                    100.00%




13. Months to Roll

Months to Roll                                                   Count                  Balance                    Percent
0                                                                   14               $5,998,733                      0.80%
1                                                                2,020              589,895,913                       78.1
2                                                                  566              159,320,804                       21.1
Total:                                                           2,600             $755,215,450                    100.00%



14. Delinquency in Days

Delinquency in Days                                              Count                  Balance                    Percent
0                                                                2,600             $755,215,450                    100.00%
Total:                                                           2,600             $755,215,450                    100.00%



15. Property Type

Property Type                                                    Count                  Balance                    Percent
Single Family                                                    1,703             $501,290,531                     66.40%
Planned Unit Development                                           453              140,196,237                       18.6
Condominium                                                        263               64,665,278                        8.6
2 Family                                                           121               35,735,963                        4.7
Townhouse                                                           36                6,530,565                        0.9
4 Family                                                            15                4,248,241                        0.6
3 Family                                                             9                2,548,633                        0.3
Total:                                                           2,600             $755,215,450                    100.00%



16. Occupancy Code

Occupancy Code                                                   Count                  Balance                    Percent
Primary                                                          2,385             $709,946,483                     94.00%
Investment                                                         160               30,713,185                        4.1
Secondary                                                           55               14,555,781                        1.9
Total:                                                           2,600             $755,215,450                    100.00%



17. Purpose

Purpose                                                          Count                  Balance                    Percent
CashOut                                                          1,622             $470,586,129                     62.30%
Purchase                                                           494              152,955,862                       20.3
RateTerm                                                           484              131,673,459                       17.4
Total:                                                           2,600             $755,215,450                    100.00%





18. Documentation Type

Documentation Type                                               Count                  Balance                    Percent
Fast Forward                                                        85              $20,125,172                      2.70%
Full Doc                                                           551              137,932,414                       18.3
NINA                                                               532              148,879,562                       19.7
Stated Income                                                    1,432              448,278,303                       59.4
Total:                                                           2,600             $755,215,450                    100.00%


19. Prepayment Penalty Flag

Prepayment Penalty Flag                                          Count                  Balance                    Percent
N                                                                  290             $101,829,559                     13.50%
Y                                                                2,310              653,385,890                       86.5
Total:                                                           2,600             $755,215,450                    100.00%



20. Prepayment Penalty Term

Prepayment Penalty Term                                          Count                  Balance                    Percent
0                                                                  290             $101,829,559                     13.50%
12                                                                 148               49,042,416                        6.5
24                                                                  73               24,228,997                        3.2
36                                                               2,089              580,114,477                       76.8
Total:                                                           2,600             $755,215,450                    100.00%






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                             Goldman, Sachs & Co.
                             INDX 2005-AR6
                          Cut-off - February 1, 2005
                               CONFORMING JUMBO


Selection Criteria: CONFORMING
Table of Contents

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term



1. Stats

Count: 1,938
Current Balance: $422,422,483
Average Current Balance: $217,968
Gross Weighted Average Coupon: 4.320%
Net Weighted Average Coupon: 3.945%
Original Term: 360
Remaining Term: 359.91
Age: 0.09
Original Loan-to-Value Ratio: 71.39%
Margin: 3.091%
Net Margin: 2.716%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 9.941%
Maximum Interest Rate: 9.941%
Months to Next Roll: 1
FICO Score: 706
Max Zip Code Percentage: 0.501%
Debt-to-Income Ratio: 24.900%

2. Conforming

------------------------------------------------------------------------
Conforming                    Count            Balance          Percent
------------------------------------------------------------------------
Conforming                    1,938       $422,422,483          100.00%
------------------------------------------------------------------------
Total:                        1,938       $422,422,483          100.00%
------------------------------------------------------------------------




3. Principal Balance

-----------------------------------------------------------------------------
Principal Balance                 Count             Balance          Percent
-----------------------------------------------------------------------------
Lower than $50,000.00                 5            $249,523            0.10%
-----------------------------------------------------------------------------
$50,000.01 to $200,000.00           848         123,983,884             29.4
-----------------------------------------------------------------------------
$200,000.01 to $350,000.00        1,018         272,267,798             64.5
-----------------------------------------------------------------------------
$350,000.01 to $500,000.00           65          24,657,228              5.8
-----------------------------------------------------------------------------
$500,000.01 to $650,000.00            2           1,264,049              0.3
-----------------------------------------------------------------------------
Total:                            1,938        $422,422,483          100.00%
-----------------------------------------------------------------------------




4. Current Rate

------------------------------------------------------------------------
Current Rate           Count                   Balance          Percent
------------------------------------------------------------------------
1.000% to 1.249%         346               $74,243,806           17.60%
------------------------------------------------------------------------
2.000% to 2.249%          71                12,168,405              2.9
------------------------------------------------------------------------
4.000% to 4.249%          24                 6,165,167              1.5
------------------------------------------------------------------------
4.250% to 4.499%          55                12,379,732              2.9
------------------------------------------------------------------------
4.500% to 4.749%         242                52,963,114             12.5
------------------------------------------------------------------------
4.750% to 4.999%         432                99,741,452             23.6
------------------------------------------------------------------------
5.000% to 5.249%         160                34,876,843              8.3
------------------------------------------------------------------------
5.250% to 5.499%         120                25,649,046              6.1
------------------------------------------------------------------------
5.500% to 5.749%         228                49,295,765             11.7
------------------------------------------------------------------------
5.750% to 5.999%         235                50,293,921             11.9
------------------------------------------------------------------------
6.000% to 6.249%          18                 3,591,365              0.9
------------------------------------------------------------------------
6.250% to 6.499%           6                   829,402              0.2
------------------------------------------------------------------------
6.500% to 6.749%           1                   224,464              0.1
------------------------------------------------------------------------
Total:                 1,938              $422,422,483          100.00%
------------------------------------------------------------------------

5. Age

------------------------------------------------------------------------
Age                    Count                   Balance          Percent
------------------------------------------------------------------------
0                      1,838              $396,458,196           93.90%
------------------------------------------------------------------------
1                         74                19,468,791              4.6
------------------------------------------------------------------------
2                         19                 4,929,512              1.2
------------------------------------------------------------------------
3                          5                 1,081,265              0.3
------------------------------------------------------------------------
7                          1                   194,652                0
------------------------------------------------------------------------
8                          1                   290,066              0.1
------------------------------------------------------------------------
Total:                 1,938              $422,422,483          100.00%
------------------------------------------------------------------------




6. Original Loan-To-Value Ratio

-----------------------------------------------------------------------------
Original Loan-To-Value Ratio      Count                Balance       Percent
-----------------------------------------------------------------------------
0.001% to 50.000%                   154            $28,986,107         6.90%
-----------------------------------------------------------------------------
50.001% to 60.000%                  168             34,368,807           8.1
-----------------------------------------------------------------------------
60.001% to 70.000%                  377             83,410,509          19.7
-----------------------------------------------------------------------------
70.001% to 75.000%                  413             94,666,558          22.4
-----------------------------------------------------------------------------
75.001% to 80.000%                  743            164,852,951            39
-----------------------------------------------------------------------------
80.001% to 85.000%                   27              5,489,057           1.3
-----------------------------------------------------------------------------
85.001% to 90.000%                   27              5,427,243           1.3
-----------------------------------------------------------------------------
90.001% to 95.000%                   29              5,221,252           1.2
-----------------------------------------------------------------------------
Total:                            1,938           $422,422,483       100.00%
-----------------------------------------------------------------------------




7. FICO Score

---------------------------------------------------------------------------
FICO Score                  Count                 Balance          Percent
---------------------------------------------------------------------------
Missing                         3                $524,011            0.10%
---------------------------------------------------------------------------
600 to 649                    226              50,206,350             11.9
---------------------------------------------------------------------------
650 to 699                    679             151,051,341             35.8
---------------------------------------------------------------------------
700 to 749                    606             131,809,130             31.2
---------------------------------------------------------------------------
750 to 799                    377              79,612,786             18.8
---------------------------------------------------------------------------
800 to 849                     47               9,218,864              2.2
---------------------------------------------------------------------------
Total:                      1,938            $422,422,483          100.00%
---------------------------------------------------------------------------

8. States

-------------------------------------------------------------------------
States                     Count                Balance          Percent
-------------------------------------------------------------------------
AK                             9             $1,901,551            0.50%
-------------------------------------------------------------------------
AL                             3                588,772              0.1
-------------------------------------------------------------------------
AZ                            43              8,123,937              1.9
-------------------------------------------------------------------------
CA                           588            148,965,595             35.3
-------------------------------------------------------------------------
CO                            68             12,853,770                3
-------------------------------------------------------------------------
CT                            26              4,880,873              1.2
-------------------------------------------------------------------------
DC                             3                586,988              0.1
-------------------------------------------------------------------------
DE                             2                240,252              0.1
-------------------------------------------------------------------------
FL                           265             50,529,069               12
-------------------------------------------------------------------------
GA                            22              3,265,193              0.8
-------------------------------------------------------------------------
HI                            14              4,890,282              1.2
-------------------------------------------------------------------------
IA                             1                156,000                0
-------------------------------------------------------------------------
ID                             7              1,195,046              0.3
-------------------------------------------------------------------------
IL                            53             11,749,492              2.8
-------------------------------------------------------------------------
IN                             9              1,191,394              0.3
-------------------------------------------------------------------------
KS                             8              1,435,342              0.3
-------------------------------------------------------------------------
KY                             2                303,732              0.1
-------------------------------------------------------------------------
LA                             9              1,580,682              0.4
-------------------------------------------------------------------------
MA                            50             11,546,052              2.7
-------------------------------------------------------------------------
MD                            38              7,384,926              1.7
-------------------------------------------------------------------------
ME                             3                616,926              0.1
-------------------------------------------------------------------------
MI                            79             14,574,209              3.5
-------------------------------------------------------------------------
MN                            50              9,948,475              2.4
-------------------------------------------------------------------------
MO                            10              1,569,601              0.4
-------------------------------------------------------------------------
MT                             2                274,554              0.1
-------------------------------------------------------------------------
NC                             5                680,838              0.2
-------------------------------------------------------------------------
NE                             7              1,405,686              0.3
-------------------------------------------------------------------------
NH                             3                507,153              0.1
-------------------------------------------------------------------------
NJ                           158             34,870,870              8.3
-------------------------------------------------------------------------
NM                             4                724,111              0.2
-------------------------------------------------------------------------
NV                            69             15,636,004              3.7
-------------------------------------------------------------------------
NY                            73             20,131,893              4.8
-------------------------------------------------------------------------
OH                            23              3,421,252              0.8
-------------------------------------------------------------------------
OR                            18              3,786,832              0.9
-------------------------------------------------------------------------
PA                            30              4,990,725              1.2
-------------------------------------------------------------------------
RI                            17              3,195,023              0.8
-------------------------------------------------------------------------
SC                             8              1,454,051              0.3
-------------------------------------------------------------------------
SD                             1                121,709                0
-------------------------------------------------------------------------
TN                             6                859,417              0.2
-------------------------------------------------------------------------
TX                            29              4,962,176              1.2
-------------------------------------------------------------------------
UT                            12              1,603,202              0.4
-------------------------------------------------------------------------
VA                            49             11,589,854              2.7
-------------------------------------------------------------------------
WA                            57             11,374,816              2.7
-------------------------------------------------------------------------
WI                             5                754,156              0.2
-------------------------------------------------------------------------
Total:                     1,938           $422,422,483          100.00%
-------------------------------------------------------------------------

9. NegAm Limit

----------------------------------------------------------------------
NegAm Limit            Count                 Balance          Percent
----------------------------------------------------------------------
110%                   1,938            $422,422,483          100.00%
----------------------------------------------------------------------
Total:                 1,938            $422,422,483          100.00%
----------------------------------------------------------------------




10. Index

-----------------------------------------------------------------------
Index               Count                     Balance          Percent
-----------------------------------------------------------------------
MTA                 1,938                $422,422,483          100.00%
-----------------------------------------------------------------------
Total:              1,938                $422,422,483          100.00%
-----------------------------------------------------------------------




11. Margin

-----------------------------------------------------------------------------
Margin                        Count                 Balance          Percent
-----------------------------------------------------------------------------
1.751% to 2.000%                  7              $1,816,911            0.40%
-----------------------------------------------------------------------------
2.001% to 2.250%                 25               6,359,897              1.5
-----------------------------------------------------------------------------
2.251% to 2.500%                 95              21,981,286              5.2
-----------------------------------------------------------------------------
2.501% to 2.750%                477             103,685,629             24.5
-----------------------------------------------------------------------------
2.751% to 3.000%                420              97,605,810             23.1
-----------------------------------------------------------------------------
3.001% to 3.250%                225              46,489,923               11
-----------------------------------------------------------------------------
3.251% to 3.500%                128              27,216,508              6.4
-----------------------------------------------------------------------------
3.501% to 3.750%                390              83,191,519             19.7
-----------------------------------------------------------------------------
3.751% to 4.000%                140              28,847,977              6.8
-----------------------------------------------------------------------------
4.001% to 4.250%                 19               3,804,421              0.9
-----------------------------------------------------------------------------
4.251% to 4.500%                 11               1,198,138              0.3
-----------------------------------------------------------------------------
4.501% to 4.750%                  1                 224,464              0.1
-----------------------------------------------------------------------------
Total:                        1,938            $422,422,483          100.00%
-----------------------------------------------------------------------------




12. Max Rate

---------------------------------------------------------------------------
Max Rate                    Count                 Balance          Percent
---------------------------------------------------------------------------
8.500% to 8.999%               16              $3,577,794            0.80%
---------------------------------------------------------------------------
9.000% to 9.499%                1                 187,318                0
---------------------------------------------------------------------------
9.500% to 9.999%            1,921             418,657,370             99.1
---------------------------------------------------------------------------
Total:                      1,938            $422,422,483          100.00%
---------------------------------------------------------------------------

13. Months to Roll

-----------------------------------------------------------------------
Months to Roll              Count             Balance          Percent
-----------------------------------------------------------------------
0                               6          $1,664,062            0.40%
-----------------------------------------------------------------------
1                           1,506         333,034,314             78.8
-----------------------------------------------------------------------
2                             426          87,724,107             20.8
-----------------------------------------------------------------------
Total:                      1,938        $422,422,483          100.00%
-----------------------------------------------------------------------




14. Delinquency in Days

-----------------------------------------------------------------------------
Delinquency in Days           Count                 Balance          Percent
-----------------------------------------------------------------------------
0                             1,938            $422,422,483          100.00%
-----------------------------------------------------------------------------
Total:                        1,938            $422,422,483          100.00%
-----------------------------------------------------------------------------




15. Property Type

-------------------------------------------------------------------------
Property Type                    Count              Balance      Percent
-------------------------------------------------------------------------
Single Family                    1,233         $267,404,438       63.30%
-------------------------------------------------------------------------
Planned Unit Development           327           74,081,737         17.5
-------------------------------------------------------------------------
Condominium                        217           42,877,028         10.2
-------------------------------------------------------------------------
2 Family                           104           26,285,397          6.2
-------------------------------------------------------------------------
Townhouse                           34            5,539,508          1.3
-------------------------------------------------------------------------
4 Family                            15            4,248,241            1
-------------------------------------------------------------------------
3 Family                             8            1,986,133          0.5
-------------------------------------------------------------------------
Total:                           1,938         $422,422,483      100.00%
-------------------------------------------------------------------------




16. Occupancy Code

-------------------------------------------------------------------------
Occupancy Code               Count              Balance          Percent
-------------------------------------------------------------------------
Primary                      1,740         $385,814,144           91.30%
-------------------------------------------------------------------------
Investment                     154           27,800,569              6.6
-------------------------------------------------------------------------
Secondary                       44            8,807,769              2.1
-------------------------------------------------------------------------
Total:                       1,938         $422,422,483          100.00%
-------------------------------------------------------------------------

17. Purpose

--------------------------------------------------------------------
Purpose            Count                   Balance          Percent
--------------------------------------------------------------------
CashOut            1,211              $269,734,529           63.90%
--------------------------------------------------------------------
RateTerm             392                78,476,932             18.6
--------------------------------------------------------------------
Purchase             335                74,211,022             17.6
--------------------------------------------------------------------
Total:             1,938              $422,422,483          100.00%
--------------------------------------------------------------------




18. Documentation Type

----------------------------------------------------------------------
Documentation Type        Count              Balance          Percent
----------------------------------------------------------------------
Fast Forward                 71          $13,797,943            3.30%
----------------------------------------------------------------------
Full Doc                    469           95,795,712             22.7
----------------------------------------------------------------------
NINA                        405           89,150,769             21.1
----------------------------------------------------------------------
Stated Income               993          223,678,059               53
----------------------------------------------------------------------
Total:                    1,938         $422,422,483          100.00%
----------------------------------------------------------------------




19. Prepayment Penalty Flag

--------------------------------------------------------------------------
Prepayment Penalty Flag          Count           Balance          Percent
--------------------------------------------------------------------------
N                                  181       $42,428,535           10.00%
--------------------------------------------------------------------------
Y                                1,757       379,993,947               90
--------------------------------------------------------------------------
Total:                           1,938      $422,422,483          100.00%
--------------------------------------------------------------------------




20. Prepayment Penalty Term

-----------------------------------------------------------------------
Prepayment Penalty Term        Count          Balance          Percent
-----------------------------------------------------------------------
0                                181      $42,428,535           10.00%
-----------------------------------------------------------------------
12                                91       21,638,396              5.1
-----------------------------------------------------------------------
24                                44        9,945,941              2.4
-----------------------------------------------------------------------
36                             1,622      348,409,610             82.5
-----------------------------------------------------------------------
Total:                         1,938     $422,422,483          100.00%
-----------------------------------------------------------------------

Selection Criteria: JUMBO
Table of Contents

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term



1. Stats

Count: 662
Current Balance: $332,792,967
Average Current Balance: $502,708
Gross Weighted Average Coupon: 4.110%
Net Weighted Average Coupon: 3.735%
Original Term: 360
Remaining Term: 359.84
Age: 0.16
Original Loan-to-Value Ratio: 70.88%
Margin: 2.942%
Net Margin: 2.567%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 9.932%
Maximum Interest Rate: 9.932%
Months to Next Roll: 1
FICO Score: 704
Max Zip Code Percentage: 0.728%
Debt-to-Income Ratio: 26.629%

                                  Top

2. Conforming

----------------------------------------------------------------------
Conforming               Count               Balance          Percent
----------------------------------------------------------------------
Jumbo                      662          $332,792,967          100.00%
----------------------------------------------------------------------
Total:                     662          $332,792,967          100.00%
----------------------------------------------------------------------




3. Principal Balance

-----------------------------------------------------------------------------
Principal Balance                    Count            Balance        Percent
-----------------------------------------------------------------------------
$350,000.01 to $500,000.00             436       $183,986,956         55.30%
-----------------------------------------------------------------------------
$500,000.01 to $650,000.00             170         96,428,037             29
-----------------------------------------------------------------------------
$650,000.01 to $800,000.00              26         18,887,071            5.7
-----------------------------------------------------------------------------
$800,000.01 to $950,000.00              15         13,248,479              4
-----------------------------------------------------------------------------
$950,000.01 to $1,100,000.00             7          6,979,714            2.1
-----------------------------------------------------------------------------
$1,250,000.01 to $1,400,000.00           2          2,691,676            0.8
-----------------------------------------------------------------------------
$1,400,000.01 to $1,550,000.00           1          1,446,545            0.4
-----------------------------------------------------------------------------
$1,550,000.01 to $1,700,000.00           1          1,667,350            0.5
-----------------------------------------------------------------------------
$1,700,000.01 to $1,850,000.00           2          3,516,912            1.1
-----------------------------------------------------------------------------
$1,850,000.01 to $2,000,000.00           1          1,868,000            0.6
-----------------------------------------------------------------------------
$2,000,000.01 to $2,150,000.00           1          2,072,229            0.6
-----------------------------------------------------------------------------
Total:                                 662       $332,792,967        100.00%
-----------------------------------------------------------------------------




4. Current Rate

----------------------------------------------------------------------------
Current Rate                 Count                 Balance          Percent
----------------------------------------------------------------------------
1.000% to 1.249%              135              $69,197,552           20.80%
----------------------------------------------------------------------------
2.000% to 2.249%                4                1,957,500              0.6
----------------------------------------------------------------------------
4.000% to 4.249%               19               11,133,669              3.3
----------------------------------------------------------------------------
4.250% to 4.499%               41               23,724,918              7.1
----------------------------------------------------------------------------
4.500% to 4.749%              102               54,132,349             16.3
----------------------------------------------------------------------------
4.750% to 4.999%              186               90,465,734             27.2
----------------------------------------------------------------------------
5.000% to 5.249%               38               18,597,897              5.6
----------------------------------------------------------------------------
5.250% to 5.499%               31               14,830,146              4.5
----------------------------------------------------------------------------
5.500% to 5.749%               55               25,429,785              7.6
----------------------------------------------------------------------------
5.750% to 5.999%               50               22,937,839              6.9
----------------------------------------------------------------------------
6.000% to 6.249%                1                  385,579              0.1
----------------------------------------------------------------------------
Total:                        662             $332,792,967          100.00%
----------------------------------------------------------------------------

5. Age

----------------------------------------------------------------
Age           Count                    Balance          Percent
----------------------------------------------------------------
0               611               $302,367,249           90.90%
----------------------------------------------------------------
1                39                 22,912,987              6.9
----------------------------------------------------------------
2                 4                  1,751,337              0.5
----------------------------------------------------------------
3                 3                  1,151,139              0.3
----------------------------------------------------------------
4                 3                  3,066,084              0.9
----------------------------------------------------------------
5                 1                    565,508              0.2
----------------------------------------------------------------
9                 1                    978,662              0.3
----------------------------------------------------------------
Total:          662               $332,792,967          100.00%
----------------------------------------------------------------




6. Original Loan-To-Value Ratio

-----------------------------------------------------------------------------
Original Loan-To-Value Ratio        Count             Balance        Percent
-----------------------------------------------------------------------------
0.001% to 50.000%                      31         $19,806,375          6.00%
-----------------------------------------------------------------------------
50.001% to 60.000%                     53          25,658,332            7.7
-----------------------------------------------------------------------------
60.001% to 70.000%                    157          90,086,443           27.1
-----------------------------------------------------------------------------
70.001% to 75.000%                    128          61,429,257           18.5
-----------------------------------------------------------------------------
75.001% to 80.000%                    290         134,519,609           40.4
-----------------------------------------------------------------------------
80.001% to 85.000%                      3           1,292,950            0.4
-----------------------------------------------------------------------------
Total:                                662        $332,792,967        100.00%
-----------------------------------------------------------------------------




7. FICO Score

---------------------------------------------------------------------
FICO Score             Count                Balance          Percent
---------------------------------------------------------------------
Missing                    1               $400,248            0.10%
---------------------------------------------------------------------
600 to 649                74             34,962,357             10.5
---------------------------------------------------------------------
650 to 699               261            137,169,905             41.2
---------------------------------------------------------------------
700 to 749               195             96,410,691               29
---------------------------------------------------------------------
750 to 799               127             62,041,267             18.6
---------------------------------------------------------------------
800 to 849                 4              1,808,499              0.5
---------------------------------------------------------------------
Total:                   662           $332,792,967          100.00%
---------------------------------------------------------------------

8. States

-------------------------------------------------------------------
States              Count                 Balance          Percent
-------------------------------------------------------------------
AZ                      9              $4,543,330            1.40%
-------------------------------------------------------------------
CA                    379             189,861,340             57.1
-------------------------------------------------------------------
CO                     16               7,773,123              2.3
-------------------------------------------------------------------
CT                     11               6,324,487              1.9
-------------------------------------------------------------------
DC                      6               2,645,137              0.8
-------------------------------------------------------------------
DE                      1                 454,400              0.1
-------------------------------------------------------------------
FL                     52              26,637,452                8
-------------------------------------------------------------------
GA                      2                 843,984              0.3
-------------------------------------------------------------------
HI                      3               2,633,658              0.8
-------------------------------------------------------------------
IL                     13               6,302,564              1.9
-------------------------------------------------------------------
IN                      1                 432,766              0.1
-------------------------------------------------------------------
MA                     10               4,838,734              1.5
-------------------------------------------------------------------
MD                     10               4,851,301              1.5
-------------------------------------------------------------------
MI                      3               1,258,730              0.4
-------------------------------------------------------------------
MN                      4               2,245,636              0.7
-------------------------------------------------------------------
MO                      1                 578,618              0.2
-------------------------------------------------------------------
NC                      1                 410,021              0.1
-------------------------------------------------------------------
NH                      1                 359,142              0.1
-------------------------------------------------------------------
NJ                     45              22,036,317              6.6
-------------------------------------------------------------------
NM                      1                 432,567              0.1
-------------------------------------------------------------------
NV                     13               6,593,391                2
-------------------------------------------------------------------
NY                     34              17,870,864              5.4
-------------------------------------------------------------------
OH                      3               1,212,235              0.4
-------------------------------------------------------------------
PA                      1                 428,476              0.1
-------------------------------------------------------------------
RI                      1                 438,951              0.1
-------------------------------------------------------------------
SC                      5               2,871,648              0.9
-------------------------------------------------------------------
TN                      1                 388,971              0.1
-------------------------------------------------------------------
TX                      3               2,071,552              0.6
-------------------------------------------------------------------
UT                      1                 589,592              0.2
-------------------------------------------------------------------
VA                     24              11,531,233              3.5
-------------------------------------------------------------------
WA                      6               2,823,965              0.8
-------------------------------------------------------------------
WI                      1                 508,785              0.2
-------------------------------------------------------------------
Total:                662            $332,792,967          100.00%
-------------------------------------------------------------------




9. NegAm Limit

----------------------------------------------------------------------
NegAm Limit              Count               Balance          Percent
----------------------------------------------------------------------
110%                       662          $332,792,967          100.00%
----------------------------------------------------------------------
Total:                     662          $332,792,967          100.00%
----------------------------------------------------------------------




10. Index

-------------------------------------------------------------------------
Index                 Count                     Balance          Percent
-------------------------------------------------------------------------
MTA                     662                $332,792,967          100.00%
-------------------------------------------------------------------------
Total:                  662                $332,792,967          100.00%
-------------------------------------------------------------------------

11. Margin

------------------------------------------------------------------------
Margin                    Count                Balance          Percent
------------------------------------------------------------------------
1.751% to 2.000%              7             $3,719,581            1.10%
------------------------------------------------------------------------
2.001% to 2.250%             17             10,152,392              3.1
------------------------------------------------------------------------
2.251% to 2.500%             66             36,175,147             10.9
------------------------------------------------------------------------
2.501% to 2.750%            185             98,594,926             29.6
------------------------------------------------------------------------
2.751% to 3.000%            163             79,148,205             23.8
------------------------------------------------------------------------
3.001% to 3.250%             50             24,133,525              7.3
------------------------------------------------------------------------
3.251% to 3.500%             33             15,509,794              4.7
------------------------------------------------------------------------
3.501% to 3.750%            114             53,160,415               16
------------------------------------------------------------------------
3.751% to 4.000%             25             11,250,903              3.4
------------------------------------------------------------------------
4.001% to 4.250%              1                385,579              0.1
------------------------------------------------------------------------
4.501% to 4.750%              1                562,500              0.2
------------------------------------------------------------------------
Total:                      662           $332,792,967          100.00%
------------------------------------------------------------------------




12. Max Rate

------------------------------------------------------------------------
Max Rate                  Count                Balance          Percent
------------------------------------------------------------------------
8.500% to 8.999%             13             $5,862,256            1.80%
------------------------------------------------------------------------
9.500% to 9.999%            649            326,930,711             98.2
------------------------------------------------------------------------
Total:                      662           $332,792,967          100.00%
------------------------------------------------------------------------




13. Months to Roll

------------------------------------------------------------------------
Months to Roll            Count                Balance          Percent
------------------------------------------------------------------------
0                             8             $4,334,671            1.30%
------------------------------------------------------------------------
1                           514            256,861,599             77.2
------------------------------------------------------------------------
2                           140             71,596,697             21.5
------------------------------------------------------------------------
Total:                      662           $332,792,967          100.00%
------------------------------------------------------------------------




14. Delinquency in Days

--------------------------------------------------------------------------
Delinquency in Days           Count                Balance        Percent
--------------------------------------------------------------------------
0                               662           $332,792,967        100.00%
--------------------------------------------------------------------------
Total:                          662           $332,792,967        100.00%
--------------------------------------------------------------------------

15. Property Type

-------------------------------------------------------------------------
Property Type                   Count           Balance          Percent
-------------------------------------------------------------------------
Single Family                     470      $233,886,093           70.30%
-------------------------------------------------------------------------
Planned Unit Development          126        66,114,500             19.9
-------------------------------------------------------------------------
Condominium                        46        21,788,250              6.5
-------------------------------------------------------------------------
2 Family                           17         9,450,567              2.8
-------------------------------------------------------------------------
Townhouse                           2           991,057              0.3
-------------------------------------------------------------------------
3 Family                            1           562,500              0.2
-------------------------------------------------------------------------
Total:                            662      $332,792,967          100.00%
-------------------------------------------------------------------------




16. Occupancy Code

-----------------------------------------------------------------------------
Occupancy Code               Count                  Balance          Percent
-----------------------------------------------------------------------------
Primary                        645             $324,132,339           97.40%
-----------------------------------------------------------------------------
Secondary                       11                5,748,012              1.7
-----------------------------------------------------------------------------
Investment                       6                2,912,616              0.9
-----------------------------------------------------------------------------
Total:                         662             $332,792,967          100.00%
-----------------------------------------------------------------------------




17. Purpose

------------------------------------------------------------------------
Purpose               Count                    Balance          Percent
------------------------------------------------------------------------
CashOut                 411               $200,851,600           60.40%
------------------------------------------------------------------------
Purchase                159                 78,744,840             23.7
------------------------------------------------------------------------
RateTerm                 92                 53,196,527               16
------------------------------------------------------------------------
Total:                  662               $332,792,967          100.00%
------------------------------------------------------------------------




18. Documentation Type

-------------------------------------------------------------------------
Documentation Type             Count            Balance          Percent
-------------------------------------------------------------------------
Fast Forward                      14         $6,327,229            1.90%
-------------------------------------------------------------------------
Full Doc                          82         42,136,702             12.7
-------------------------------------------------------------------------
NINA                             127         59,728,792             17.9
-------------------------------------------------------------------------
Stated Income                    439        224,600,244             67.5
-------------------------------------------------------------------------
Total:                           662       $332,792,967          100.00%
-------------------------------------------------------------------------

19. Prepayment Penalty Flag

-----------------------------------------------------------------------------
Prepayment Penalty Flag        Count                Balance          Percent
-----------------------------------------------------------------------------
N                                109            $59,401,024           17.80%
-----------------------------------------------------------------------------
Y                                553            273,391,943             82.2
-----------------------------------------------------------------------------
Total:                           662           $332,792,967          100.00%
-----------------------------------------------------------------------------




20. Prepayment Penalty Term

---------------------------------------------------------------------------
Prepayment Penalty Term         Count             Balance         Percent
---------------------------------------------------------------------------
0                                 109         $59,401,024           17.80%
---------------------------------------------------------------------------
12                                 57          27,404,020              8.2
---------------------------------------------------------------------------
24                                 29          14,283,056              4.3
---------------------------------------------------------------------------
36                                467         231,704,867             69.6
---------------------------------------------------------------------------
Total:                            662        $332,792,967          100.00%
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